Summary Prospectus
March 1, 2017
Hartford Global Equity Income Fund
Class A	Class T	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
HLEAX	HLELX	HLEBX	HLECX	HLEJX	HLERX	HLESX	HLETX	HLEYX	HLEFX
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's daily net asset value, online at www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund's prospectus and statement of additional information dated March 1, 2017, as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund's statement of additional information may be obtained, free of charge, in the same manner as the Fund's prospectus.
Investment Objective. The Fund seeks a high level of current income consistent with growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 79 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(2)	0.37%	0.37%	0.62%	0.38%	0.28%	0.42%	0.37%	0.26%	0.20%	0.15%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.37%	0.37%	0.62%	0.38%	0.28%	0.22%	0.22%	0.16%	0.20%	0.15%
Total annual fund operating expenses	1.37%	1.37%	2.37%	2.13%	1.03%	1.67%	1.37%	1.01%	0.95%	0.90%
Fee waiver and/or expense reimbursement(3)	0.12%	0.12%	0.37%	0.13%	0.03%	0.22%	0.22%	0.16%	0.15%	0.10%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.25%	1.25%	2.00%	2.00%	1.00%	1.45%	1.15%	0.85%	0.80%	0.80%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.39% (Class A), 0.64% (Class B), 0.40% (Class C), 0.30% (Class I), 0.44% (Class R3), 0.39% (Class R4), 0.28% (Class R5) and 0.22% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.25% (Class A), 1.25% (Class T), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5), 0.80% (Class Y) and 0.80% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.
Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$670	$949	$1,248	$2,096
T	$374	$661	$970	$1,845
B	$703	$1,004	$1,432	$2,428
C	$303	$654	$1,132	$2,452
I	$102	$325	$566	$1,257
R3	$148	$505	$887	$1,958
R4	$117	$412	$729	$1,627
R5	$87	$306	$542	$1,222
Y	$82	$288	$511	$1,153
F	$82	$277	$489	$1,099
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$670	$949	$1,248	$2,096
T	$374	$661	$970	$1,845
B	$203	$704	$1,232	$2,428
C	$203	$654	$1,132	$2,452
I	$102	$325	$566	$1,257
R3	$148	$505	$887	$1,958
R4	$117	$412	$729	$1,627
R5	$87	$306	$542	$1,222
Y	$82	$288	$511	$1,153
F	$82	$277	$489	$1,099
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund seeks to achieve its investment objective by investing primarily in equity securities of dividend-paying companies with market capitalizations above $2 billion. The Fund’s investment approach is based on the sub-adviser’s, Wellington Management Company LLP (“Wellington Management”), fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Wellington Management uses a contrarian investment approach focused on longer-term fundamentals to create a portfolio of investments with an above-market projected total return that are trading at a discount to the market. To assess total return potential, Wellington Management intensively analyzes a company’s prospects against its valuation and in so doing focuses on the dividend yield and price/earnings ratio that Wellington Management believes the stock should command in the marketplace. Portfolio construction is driven primarily by security selection, and the key stock selection criterion is total return potential, which is a combination of earnings growth and dividend yield. Within the strategy, the contribution to total return from dividends is given added weight.

Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Dividend Paying Security Investment Risk −Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than those of funds that do not focus their investments on such investments.
Value Investing Style Risk −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Reflect the Fund’s performance when the Fund pursued a different investment objective and investment strategy prior to June 1, 2014

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 22.89% (2nd quarter, 2009)     Lowest -19.75% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2016 (including sales charges)*
Share Classes	1 Year	5 Years	Lifetime (since 02/29/08)
Class A – Return Before Taxes	1.23%	8.87%	3.86%
– After Taxes on Distributions	0.84%	7.93%	3.21%
– After Taxes on Distributions and Sale of Fund Shares	1.25%	7.05%	3.07%
Share Classes (Return Before Taxes)
Class T	4.44%	9.55%	4.53%
Class B	1.36%	9.00%	3.82%
Class C	5.29%	9.26%	3.76%
Class I	7.51%	10.41%	4.83%
Class R3	6.97%	9.88%	4.30%
Class R4	7.25%	10.21%	4.60%
Class R5	7.55%	10.53%	4.90%
Class Y	7.51%	10.57%	4.93%
Class F	7.51%	10.41%	4.83%
MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	7.86%	9.36%	3.71%
MSCI All Country World Index (Gross) (reflects no deduction for fees, expenses or taxes)	8.48%	9.96%	4.28%
*
Effective March 1, 2017, the Fund changed its benchmark from the MSCI All Country World Index (Gross) to the MSCI All Country World Index (Net) because the Investment Manager believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Ian R. Link, CFA	Senior Managing Director and Equity Portfolio Manager	2014
W. Michael Reckmeyer, III, CFA	Senior Managing Director and Equity Portfolio Manager	2014
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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8March 1, 2017 MFSUM-GEI_030117